Exhibit 99(a)

                          FORM OF LETTER OF TRANSMITTAL

                         ONCOR ELECTRIC DELIVERY COMPANY
                       is offering to issue the following:

                         5% EXCHANGE DEBENTURES DUE 2007
                               in exchange for its
                             5% DEBENTURES DUE 2007
                                       and
                         7% EXCHANGE DEBENTURES DUE 2022
                               in exchange for its
                             7% DEBENTURES DUE 2022

             PURSUANT TO THE PROSPECTUS, DATED ______________, 2002


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THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON _______________, 2002, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE VALIDLY WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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                                   Deliver To:

                     THE BANK OF NEW YORK, AS EXCHANGE AGENT
               By Registered or Certified Mail, Overnight Courier:
                           Corporate Trust Operations
                               Reorganization Unit
                           101 Barclay Street - 7 East
                            New York, New York 10286
                            Attention: Diane Amoroso
                   Reference: Oncor Electric Delivery Company
                                    By Hand:
                         Corporate Trust Services Window
                                   Lobby Level
                               101 Barclay Street
                            New York, New York 10286
                            Attention: Diane Amoroso
                   Reference: Oncor Electric Delivery Company
                  By Facsimile (for Eligible Institution Only):
                                 (212) 298-1915
                              Confirm by Telephone:
                                 (212) 815-3738


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET-FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

     The undersigned acknowledges that he or she has received and reviewed a prospectus, dated ______________, 2002 (the "Prospectus"), of Oncor Electric Delivery Company, a Texas corporation (the "Company"), and this letter of transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to issue an aggregate principal amount of up to $200,000,000 of its 5% Exchange Debentures due 2007 (the "New 2007 Debentures"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), in exchange for a like principal amount of issued and outstanding 5% Debentures due 2007 (the "Old 2007 Debentures"), which were not so registered and to issue an aggregate principal amount of up to $800,000,000 of its 7% Exchange Debentures due 2022 (the "New 2022 Debentures"), which have been registered under the Securities Act, in exchange for a like principal amount of issued and outstanding 7% Debentures due 2022 (the "Old 2022 Debentures"), which were not so registered. The New 2007 Debentures and the New 2022 Debentures are collectively referred to herein as the New Debentures and the Old 2007 Debentures and the Old 2022 Debentures are collectively referred to herein as the Old Debentures. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

     In order for any Holder (as herein defined) of Old Debentures to tender all or any portion of such Old Debentures, the Exchange Agent must receive either this Letter of Transmittal completed by such Holder or an Agent's Message (as hereinafter defined) with respect to such Holder. Certificates for Old Debentures are to be forwarded herewith or, if a tender of Old Debentures is to be made by book-entry transfer, the tender should be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under THE EXCHANGE OFFER -- "Procedures for Tendering - Registered Holders and DTC Participants." Holders of Old Debentures whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Debentures into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Debentures according to the guaranteed delivery procedures set forth in THE EXCHANGE OFFER -- "Procedures for Tendering - Registered Holders and DTC Participants" section of the Prospectus. See Instruction 1. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     By causing Old Debentures to be credited to the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer, including the transmission by DTC of an Agent's Message to the Exchange Agent, the DTC participant will be deemed to confirm, on behalf of itself and the beneficial owners of such Old Debentures, all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent. As used herein, the term "Agent's Message" means a message, electronically transmitted by DTC to and received by the Exchange Agent, and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgement from a Holder of Old Debentures stating that such Holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal and, further, that such Holder agrees that the Company may enforce this Letter of Transmittal against such Holder.

     The term "Holder", as used in this Letter of Transmittal, means any of (a) any person in whose name Old Debentures are registered on the books of the Company, (b) any other person who has obtained a properly completed bond power from the registered Holder, and (c) any DTC participant whose Old Debentures are held of record by DTC. Holders who wish to tender their Old Debentures must complete this Letter of Transmittal in its entirety or must cause an Agent's Message to be transmitted.

     Any other beneficial owner whose Old Debentures are registered in the name of a broker or other nominee and who wishes to tender should contact such broker or nominee promptly and instruct such broker or nominee to tender on behalf of the beneficial owner. If the beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Debentures, either make appropriate arrangements to register ownership of the Old Debentures in such beneficial owner's name or obtain a properly completed bond power from the registered Holder of the Old Debentures . The transfer of registered ownership may take considerable time.

     Complete the appropriate boxes below to indicate the Old Debentures to which this Letter of Transmittal relates and the action the undersigned desires to take with respect to the Exchange Offer. If the space provided below is inadequate, the certificate numbers and principal amount of Old Debentures should be listed on a separate signed schedule affixed hereto.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER MAY BE DIRECTED TO THE EXCHANGE AGENT.

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     DESCRIPTION OF OLD DEBENTURES             1             2             3
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                                                          AGGREGATE
                                                          PRINCIPAL        PRINCIPAL
NAME(S) AND ADDRESS(ES) OF REGISTERED                     AMOUNT OF          AMOUNT
 HOLDER(S)(PLEASE FILL IN, IF BLANK)                   OLD DEBENTURE(S)    TENDERED**
                                         CERTIFICATE    (SEPARATE AND    (SEPARATE AND
                                          NUMBER(S)*    SPECIFY SERIES)  SPECIFY SERIES)
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                                       -------------------------------------------------

                                       -------------------------------------------------

                                       -------------------------------------------------
                                            TOTAL
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*    Need not be completed if Old Debentures are being tendered by book-entry transfer.
**   Unless otherwise indicated in the column, a Holder will be deemed to have tendered
     ALL of the Old Debentures represented by the Old Debentures indicated in column 2.
     See Instruction 2. Old Debentures of each series tendered hereby must be in minimum denominations of principal amount of $1,000 and integral multiples of $1,000 thereof. See Instruction 1.
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|_| CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _________________________________________________

DTC Account Number: ____________________________________________________________

Transaction Code Number: _______________________________________________________

     By crediting Old Debentures to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the Holder of Old Debentures acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Old Debentures all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

|_| CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of
Registered Holder(s):          _________________________________________________

Window Ticket Number (if any): _________________________________________________

Date of Execution of Notice of
Guaranteed Delivery:           _________________________________________________

Name of Institution which
guaranteed delivery:           _________________________________________________

IF DELIVERY BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Account Number _____________________ Transaction Code Number ___________________

Name of Tendering Institution __________________________________________________

|_|  CHECK HERE IF TENDERED OLD DEBENTURES ARE ENCLOSED HEREWITH.

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:    _______________________________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________

     If the undersigned is not a broker-dealer, the undersigned represents that it is not participating in, and does not intend to participate in, a distribution of the New Debentures. If the undersigned is a broker-dealer that will receive New Debentures for its own account in exchange for Old Debentures respective series, it represents that the Old Debentures to be exchanged for the respective series of New Debentures were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                            TENDER OF OLD DEBENTURES

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Debentures tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Debentures as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact with full power of substitution, for purposes of delivering this Letter of Transmittal and the Old Debentures to the Company. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest. The undersigned hereby acknowledges its full understanding that the Exchange Agent also performs functions as agent of the Company.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Debentures tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents and warrants that (a) any New Debentures acquired in exchange for Old Debentures tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Debentures, whether or not such person is the undersigned, (b) neither the Holder of such Old Debentures nor any such other person is engaged or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act) of such New Debentures,
(c) neither the Holder of such Old Debentures nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company and
(d) if such holder is a broker or dealer registered under the Exchange Act, it will receive the New Debentures for its own account in exchange for Old Debentures that were acquired as a result of market-making activities or other trading activities.

     The undersigned also acknowledges that this Exchange Offer is being made by the Company in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Debentures issued in exchange for the Old Debentures pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Debentures are acquired in the ordinary course of such Holders' business and that such Holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such New Debentures. However, the Company does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. The undersigned represents that it has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of New Debentures and, if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of such New Debentures. The undersigned also acknowledges that if the Company's interpretation of the above mentioned no-action letters is incorrect such Holder may be held liable for any offers, resales or transfers of New Debentures that are in violation of the Securities Act. The undersigned further acknowledges that neither the Company nor the Exchange Agent will indemnify any Holder for any such liability under the Securities Act.

     If the undersigned is a broker-dealer that will receive New Debentures for its own account in exchange for Old Debentures that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Company has agreed that, subject to the provisions of the registration rights agreement, the

Prospectus may be used by such participating broker-dealer for a period of 90 days after the consummation of the Exchange Offer. By acceptance of the Exchange Offer, each participating broker-dealer that will receive New Debentures for its own account pursuant to the Exchange Offer agrees that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such broker dealer. The undersigned acknowledges that in reliance on an interpretation by the staff of the SEC, a broker-dealer may fulfill its prospectus delivery requirements with respect to the New Debentures (other than a resale of New Debentures received in exchange for an unsold allotment of Old Debentures purchased directly from the Company) with the Prospectus which constitutes part of the Exchange Offer.

     The undersigned also warrants that acceptance of any tendered Old Debentures by the Company and the issuance of New Debentures in exchange therefor shall constitute performance in full by the Company of certain of its obligations under the related registration rights agreement, which has been filed as an exhibit to the registration statement in connection with the Exchange Offer.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Debentures tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in THE EXCHANGE OFFER -- "Withdrawal of Tenders of Old Debentures " section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the New Debentures (and, if applicable, substitute certificates representing Old Debentures for any Old Debentures not tendered or exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Debentures , please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Debentures (and, if applicable, substitute certificates representing Old Debentures for any Old Debentures not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Debentures ."

     The Company will be deemed to have accepted validly tendered Old Debentures when, as and if the Company shall have given oral (promptly confirmed in writing) or written notice of acceptance to the Exchange Agent.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD DEBENTURES " ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD DEBENTURES AS SET FORTH IN SUCH BOX ABOVE.

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    SPECIAL ISSUANCE INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
      (SEE INSTRUCTIONS 3 AND 4)                (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates       To be completed ONLY if certificates
for Old Debentures not exchanged and/or    for Old Debentures not exchanged
New Debentures are to be issued in the     and/or New Debentures are to be sent
name of someone other than the person      to someone other than the person or
or persons whose signature(s)              persons whose signature(s) appear(s)
appear(s) below on this Letter of          on this Letter of Transmittal below
Transmittal, or if Old Debentures          or to such person or persons at an
delivered by book-entry transfer           address other than shown in the box
which are not accepted for exchange        entitled "Description of Old
are to be returned by credit to an         Debentures" on this Letter of
account maintained at DTC other than       Transmittal above.
the account indicated above.

Issue: New Debentures and/or               Mail: New Debentures and/or
Old Debentures to:                         Old Debentures to:


Name(s) ______________________________     Name(s) _____________________________
         (PLEASE TYPE OR PRINT)                     (PLEASE TYPE OR PRINT)

______________________________________     _____________________________________
         (PLEASE TYPE OR PRINT)                     (PLEASE TYPE OR PRINT)

Address ______________________________     Address _____________________________

______________________________________     _____________________________________
               (ZIP CODE)                                (ZIP CODE)
                                           -------------------------------------

Employer Identification Number
  or Social Security Number   ________

    (COMPLETE SUBSTITUTE FORM W-9)

|_|  Credit unexchanged Old Debentures
     delivered by book-entry transfer
     to the DTC account set forth below.

--------------------------------------
         (DTC ACCOUNT NUMBER,
            IF APPLICABLE)
--------------------------------------     -------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD DEBENTURES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

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                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
           (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

Dated:

x __________________________________     _________________________________, 2002

x __________________________________     _________________________________, 2002
         SIGNATURE(S) OF OWNER                          DATE

     Area Code and Telephone Number ____________________________________________

     This Letter of Transmittal must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Old Debentures hereby tendered or on a DTC security position listing or by any person(s) authorized to become a registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s): _______________________________________________________________________

         _______________________________________________________________________
                                (PLEASE TYPE OR PRINT)

Capacity:_______________________________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________
                                 (INCLUDING ZIP CODE)


                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution:________________________________________________________
                                                          (AUTHORIZED SIGNATURE)

________________________________________________________________________________
                                     (TITLE)

________________________________________________________________________________
                                 (NAME AND FIRM)

Dated:
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                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD DEBENTURES; GUARANTEED DELIVERY PROCEDURES.

     In order for any Holder of Old Debentures to tender all or any portion of such Old Debentures, the Exchange Agent must receive either this Letter of Transmittal completed by such Holder or an Agent's Message with respect to such Holder. Certificates for all physically tendered Old Debentures , or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile hereof or Agent's Message in lieu hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Old Debentures tendered hereby must be in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

     Holders whose certificates for Old Debentures are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedures for book-entry tender on a timely basis, may tender their Old Debentures pursuant to the guaranteed delivery procedures set forth in the Prospectus under THE EXCHANGE OFFER -- "Procedures of Tendering - Registered Holders and DTC Participants -- Guaranteed Delivery Procedures." Pursuant to such procedures, (1) such tender must be made through an Eligible Institution,
(2) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Debentures , the certificate numbers of such Old Debentures (unless tender is to be made by book-entry transfer) and the principal amount of Old Debentures (of each series) tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange ("NYSE") trading days after the date of delivery of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Debentures , in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), with any required signature guarantees and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (3) the certificates for all physically tendered Old Debentures , in the proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), with any required signature guarantees and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of Old Debentures, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder, but the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Old Debentures or Letters of Transmittal should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.

     See the section entitled THE EXCHANGE OFFER in the Prospectus.

2.   PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
     TRANSFER).

     If less than all of the Old Debentures of any series evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount and series of Old Debentures to be tendered in the box above entitled "Description of Old Debentures -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Debentures (of the respective series) will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OLD DEBENTURES OF EACH SERIES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the Holder of the Old Debentures tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC's security position listing as the Holder of such Old Debentures without any change whatsoever.

     If any tendered Old Debentures are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Old Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered Holder or Holders of the Old Debentures specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Debentures are to be issued, or any untendered Old Debentures are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates representing Old Debentures or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     EXCEPT AS PROVIDED BELOW, ENDORSEMENTS ON CERTIFICATES FOR OLD DEBENTURES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION IF THE OLD DEBENTURES ARE TENDERED: (1) BY A REGISTERED HOLDER OF OLD DEBENTURES WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" OR (2) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTION.

     Tendering Holders of Old Debentures should indicate in the applicable box the name and address to which New Debentures issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Debentures not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Debentures by book-entry transfer may request that Old Debentures not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Old Debentures not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

5.   TAXPAYER IDENTIFICATION NUMBER.

     United States federal income tax law generally requires that a tendering Holder whose Old Debentures are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is generally his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering Holder of New Debentures may be subject to backup withholding of all reportable payments made after the exchange. The backup withholding rate for 2002 and 2003 is 30%; for 2004 and 2005, 29%; for 2006 through 2010, 28%; and for 2011 and later years, 31%.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a credit or a refund against the Holder's United States federal income tax liability, if certain required information is provided to the Internal Revenue Service.

     Certain types of Holders of Old Debentures (generally including, among others, corporations and certain foreign entities) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering Holder of Old Debentures must provide its correct TIN by completing the substitute Form W-9 set forth below, certifying that the Holder is a United States person (including a United States resident alien), that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (1) the Holder is exempt from backup withholding, (2) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Old Debentures is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Company a completed Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or if applicable, Form W-8ECI, Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States. These forms may be obtained from the Exchange Agent. If the Old Debentures are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the substitute Form W-9, write "applied for" in lieu of its TIN and sign the Certificate of Awaiting Taxpayer Identification Number. Note: Checking this box and writing "applied for" on the Form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Company.

6.   TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Debentures to it or its order pursuant to the Exchange Offer. If, however, New Debentures and/or substitute Old Debentures not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Debentures tendered hereby, or if tendered Old Debentures are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Debentures to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

7.   COMPANY DETERMINATION FINAL; WAIVER OF CONDITIONS.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Debentures and withdrawal of tendered Old Debentures will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Debentures not properly tendered or any Old Debentures the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Debentures. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Debentures must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Debentures , nor shall any of them incur any liability for failure to give such notification. Tenders of Old Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of the Old Debentures, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

8.   NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Debentures, by causing this Letter of Transmittal or an Agent's Message in lieu hereof to be delivered to the Exchange Agent, shall waive any right to receive notice of the acceptance of their Old Debentures for exchange.

     None of the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Debentures nor shall any of them incur any liability for failure to give any such notice.

9.   MUTILATED, LOST, STOLEN OR DESTROYED OLD DEBENTURES .

     Any Holder whose Old Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  REQUESTS FOR ADDITIONAL COPIES.

     Requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent, at the address and telephone number indicated above.

11.  INCORPORATION OF THE LETTER OF TRANSMITTAL.

     This Letter of Transmittal shall be deemed to be incorporated in, and acknowledged and accepted by, a tender through, DTC's ATOP procedures by any participant on behalf of itself and the beneficial owners of any Old Bonds so tendered.

12.  WITHDRAWALS.

     This tender may be withdrawn only in accordance with the procedures set forth in THE EXCHANGE OFFER -- "Withdrawal of Tenders of Old Debentures " section of the Prospectus.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 5)

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SUBSTITUTE         PART 1 -- PLEASE  PROVIDE YOUR TIN    TIN:_________________
Form W-9           IN THE BOX AT RIGHT AND CERTIFY BY   (Social Security Number
                   SIGNING AND DATING BELOW:                 or Employer
                                                         Identification Number)
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                   PART 2 -- TIN APPLIED FOR |_|
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DEPARTMENT OF THE PAYOR'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ("TIN") TREASURY INTERNAL AND CERTIFICATION
REVENUE SERVICE
                   CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT

                   (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

                   (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

                   (3)  I am a U.S. person (including a U.S. resident alien);
                        and

                   (4) any other information provided on this form is true and correct.

                   SIGNATURE ____________________  DATE ______________________

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You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified subsequently by the IRS that you are no longer subject to backup withholding.
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           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 30 percent (subject to further adjustment under applicable law) of all reportable payments made to me thereafter will be withheld until I provide a number.


________________________________________    ____________________________________
               SIGNATURE                                    DATE
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